UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2003

VENTURE CATALYST INCORPORATED

(Exact Name of registrant as specified in its charter)

UTAH	0-11532	33-0618806

(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

591 Camino De La Reina, Suite 418
San Diego, California		92108
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 385-1000

Not Applicable
(Former name or former address, if changed since last report)

Item 7.     Financial Statements and Exhibits.

Exhibit No.	Description

99	Press Release, dated as of November 12, 2003.

Item 12.     Results of Operations and Financial Condition.

     On November 12, 2003, Venture Catalyst Incorporated (“VCAT”) issued a press release announcing its operating results for the three months ended September 30, 2003. Attached as Exhibit 99 to this report is a copy of VCAT’s press release, which is incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 12, 2003	VENTURE CATALYST INCORPORATED

	By:	/S/ KEVIN MCINTOSH

Kevin McIntosh
Senior Vice President, Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99	Press Release, dated as of November 12, 2003.